--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                              ---------------------

                       HARRIS TRUST COMPANY OF CALIFORNIA
               (Exact name of trustee as specified in its charter)

      California                                             94-0304530
(State of incorporation                                      (I.R.S. employer
if not a national bank)                                      Identification No.)

                      601 South Figueroa Street, 49th Floor
                          Los Angeles, California 90017
                    (Address of principal executive offices)

               John T. Deleray, Harris Trust Company of California
                      601 South Figueroa Street, 49th Floor
                          Los Angeles, California 90017
                                 (213) 239-0674
           (Name, address and telephone number for agent for service)

                             ---------------------

                        NORTHLAND CABLE TELEVISION, INC.
               (Exact name of obligor as specified in its charter)

      Washington                                             91-1311836
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification No.)

                           1201 Third Ave., Suite 3600
                            Seattle, Washington 98101
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (206) 674-3900 and Subsidiary Guarantor:

                           NORTHLAND CABLE NEWS, INC.
               (Exact name of obligor as specified in its charter)

       Washington                                            91-1638891
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification No.)

                           1201 Third Ave., Suite 3600
                            Seattle, Washington 98101
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (206) 674-3900

                              ---------------------

                   10-1/4% SENIOR SUBORDINATED NOTES DUE 2007
                       (Title of the indenture securities)

                                     GENERAL

Item 1.    General Information.

    Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervisory authority to which it is subject.

    Department of Financial Institutions    Federal Reserve Bank of San Fancisco
    111 Pine Street                         101 Market Street
    Suite 1100                              San Francisco, California  94105
    San Francisco, California 94104


    (b) Whether it is authorized to exercise corporate trust powers.

        Yes.


Item 2. Affiliations with Obligor.

         If the obligor is an affiliate of the Trustee, describe each affiliation.

         None.

Item 16.   List of Exhibits.

    Exhibit T-1A. A copy of the articles of association of Trustee as presently in effect: Restated Articles of Incorporation and Amendment of February 9, 1994.

                  Exhibit T-1A is incorporated herein by reference to S.E.C. File No. 33-54627 of the Registration Statement of FirstFed Financial Corp. Exhibit T-1A.

    Exhibit T-1B. A copy of the certificate of authority of the Trustee to commence business, if not contained in the articles of association: Certificate of Authorization to transact business.

                  Exhibit T-1B is incorporated herein by reference to S.E.C. File No. 333-2688 of the Registration Statement of Western Wireless Corporation Exhibit T-1B.

    Exhibit T-1C. A copy of the authorization of the Trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) and (2) above:
                  Contained in Exhibits T-1A and T-1B above.

    Exhibit T-1D. Copy of the existing bylaws of the Trustee or instruments corresponding thereto: By-Laws of Harris Trust Company of California as of April 27, 1995, as presently in effect.

                  Exhibit T-1D is incorporated herein by reference to S.E.C. File No. 333-2688 of the Registration Statement of Western Wireless Corporation Exhibit T-1D.

    Exhibit T-1E. A copy of each indenture referred to in Item 4, if obligor is in default.

                  Not Applicable.

    Exhibit T-1F. The consents of United States institutional trustees required by Section 321 of the Act: Consent dated as of January, 1994.

                  Exhibit T-1F is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1F.

    Exhibit T-1G. A copy of the latest report of condition of the Trustee published pursuant to law or the requirement of its supervising or examining authority: Trust Company Consolidated Report of Condition provided to the Department of Financial Institutions for the period ending September 30, 1997.

    Exhibit T-1H. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under the indentures qualified or to be qualified under the Act.

                  Not Applicable.

    Exhibit T-1I. Foreign trustees are required to file a consent to service of process on Forms F-X. Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Harris Trust Company of California, a corporation organized and existing under the laws of California, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on January __, 1998.


                                       HARRIS TRUST COMPANY OF
                                       CALIFORNIA




                                       By______________________________
                                                  John T. Deleray
                                              Assistant Vice President

                                   SIGNATURES


         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Harris Trust Company of California, a corporation organized and existing under the laws of California, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on January ___, 1998.


                                       HARRIS TRUST COMPANY OF
                                       CALIFORNIA




                                       By /S/ JOHN T. DELERAY
                                          ---------------------------------
                                                John T. Deleray
                                             Assistant Vice President

HARRIS TRUST COMPANY OF CALIFORNIA
--------------------------------------------------------------------------------
City                County              State               Zip Code

LOS ANGELES         LOS ANGELES         CALIFORNIA          90017
--------------------------------------------------------------------------------
At the close of Business on (Date)      State Banking Department Number

SEPTEMBER 30, 1997                      642
--------------------------------------------------------------------------------
Name and title of Person to Whom        Area Code & Telephone Number
Inquiries may be Directed

M. CUSTER, FINANCIAL ANALYST            311-461-6164
--------------------------------------------------------------------------------

ASSETS
                                                                                                             -------------
 1.  Cash and due from .................................................................................                89     1
                                                                                                             -------------
 2.  U.S. Treasury securities ..........................................................................               752     2
                                                                                                             -------------
 3.  Obligations of other U.S. Government agencies and corporations ....................................                       3
                                                                                                             -------------
 4.  Obligations of States and political subdivisions ..................................................              6166     4
                                                                                                             -------------
 5.  (a) Other securities ..............................................................................               200     5
                                                                                                             -------------
 6.  (a) Loans .........................................................................................                       6(a)
                                                                                                             -------------
     (b) Less: Reserve for possible loan losses ........................................................                       6(b)
                                                                                                             -------------
     (c) Loans (net) ...................................................................................                 0     6(c)
                                                                                                             -------------
 7.  (a) Bank premises, furniture and fixtures and other assets representing bank premises .............               208     7(a)
                                                                                                             -------------
     (b) Capital leases included in 7(a) above .........................................................                       7(b)
                                                                                                             -------------
 8.  Real estate owned other than bank premises ........................................................                       8
                                                                                                             -------------
 9.  Investments in subsidiaries not consolidated ......................................................                       9
                                                                                                             -------------
10.  Other assets (complete schedule on reverse) .......................................................              1251    10
                                                                                                             -------------
11.  TOTAL ASSETS ......................................................................................              8666
                                                                                                             -------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
                                                                                                             -------------
12.  Liabilities for borrowed money ....................................................................                      12
                                                                                                             -------------
13.  Mortgage indebtedness .............................................................................                      13
                                                                                                             -------------
14.  Other liabilities .................................................................................               697    14
                                                                                                             -------------
15.  TOTAL LIABILITIES .................................................................................               697    15
                                                                                                             -------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             -------------
16.  Capital notes and debentures .....................................................................                       16
                                                                                                             -------------
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SHAREHOLDERS EQUITY
                                                                                                             -------------
17.  Preferred stock ..................................................................................                       17
                                                                                                             -------------
     (a) Number shares outstanding ....................................................................                       17(a)
                                                                                                             -------------
18.  Common stock .....................................................................................               2500    18
                                                                                                             -------------
     (a) Number shares authorized .....................................................................                       18(a)
                                                                                                             -------------
     (b) Number shares outstanding ....................................................................                       18(b)
                                                                                                             -------------
19.  Surplus ..........................................................................................               2500    19
                                                                                                             -------------
20.  TOTAL CONTRIBUTED CAPITAL ........................................................................               5000    20
                                                                                                             -------------
21.  Retained earnings and other capital reserves .....................................................               2969    21
                                                                                                             -------------
22.  TOTAL SHAREHOLDERS EQUITY ........................................................................               7969    22
                                                                                                             -------------
23.  TOTAL LIABILITIES AND CAPITAL ACCOUNTS ...........................................................               8666    23
                                                                                                             -------------
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MEMORANDA
                                                                                                             -------------
 1.  Assets deposited with State Treasurer to qualify for exercise of fiduciary powers (market value)..                250    M1
                                                                                                             -------------
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

D.  Certification
The undersigned,
--------------------------------------------------------------------------------
Name                                    Title
M. VALOISE DOUGLAS                      VC.P. & G.M.
--------------------------------------------------------------------------------
                                             and
--------------------------------------------------------------------------------
Name                                    Title
STEVEN ROTHBLOOM                        PRESIDENT & CHAIRMAN
--------------------------------------------------------------------------------
of the above named trust company, each declares, for himself alone and not for the other:

I have personal knowledge of the matters contained in this report and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certified under penalty of perjury that the foregoing is true and correct.
--------------------------------------------------------------------------------
Executed on                             At

--------------------------------------------------------------------------------
Signature                               Signature

/s/ M. V. DOUGLAS                       /s/ STEVEN ROTHBLOOM
--------------------------------------------------------------------------------

                            SCHEDULE OF OTHER ASSETS
--------------------------------------------------------------------------------
               Description                                       Amount
--------------------------------------------------------------------------------
RECEIVABLES                                                                  755
--------------------------------------------------------------------------------
GOODWILL                                                                     121
--------------------------------------------------------------------------------
OTHER INTANGIBLES                                                            269
--------------------------------------------------------------------------------
DEFERRED TAXES                                                               106
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Total (Same as Item 1)               1251
================================================================================
                         SCHEDULE OF OTHER LIABILITIES
================================================================================
               Description                                       Amount
--------------------------------------------------------------------------------
PAYABLES                                                                     349
--------------------------------------------------------------------------------
ACCRUED EXPENSES                                                             348
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Total (Same as Item 1)                697
================================================================================

Harris Trust Company of California
-----------------------------------------------------------------------------------------------------------------------
City                     County                              State                              Zip Code

Los Angeles              Los Angeles                         California                         90017
-----------------------------------------------------------------------------------------------------------------------
At the close of business on (date)                           State Banking Department Number

September 30, 1997                                           06402
-----------------------------------------------------------------------------------------------------------------------
Name and title of person to whom inquiries may be directed   Area Code & Telephone Number

Esther Cervantes, Assistant Vice President                   (213) 239-0675
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
A.   ASSETS
                                                                                                 Dollars in Thousands
                                                                                             --------------------------------
 1.  Investments
     (a) U.S. Government & Agency Obligations.............................................                          550970      1(a)
                                                                                             --------------------------------
     (b) State, County & Municipal Obligations............................................                               0      1(b)
                                                                                             --------------------------------
     (c) Other Obligations................................................................                               0      1(c)
                                                                                             --------------------------------
     (d) Stocks (Common and Preferred)....................................................                               0      1(d)
                                                                                             --------------------------------
     (e) Mutual Funds.....................................................................                          131740      1(e)
                                                                                             --------------------------------
     (f) Real Estate......................................................................                               0      1(f)
                                                                                             --------------------------------
     (g) Real Estate Loans................................................................                               0      1(g)
                                                                                             --------------------------------
     (h) All Other Loans..................................................................                               0      1(h)
                                                                                             --------------------------------
     (i) Miscellaneous....................................................................                           36449      1(i)
                                                                                             --------------------------------
 2.  Interest-bearing Deposits
                                                                                             --------------------------------
     (a) Own Institution..................................................................                                      2(a)
                                                                                             --------------------------------
     (b) Other Federally Insured Financial Institutions...................................                             100      2(b)
                                                                                             --------------------------------
 3.  Noninterest-Bearing Deposits
                                                                                             --------------------------------
     (a) Own Institution..................................................................                                      3(a)
                                                                                             --------------------------------
     (b) Other Federally Insured Financial Institutions...................................                              96      3(b)
                                                                                             --------------------------------
 4.  TOTAL ASSETS.........................................................................                          719355      4
                                                                                             --------------------------------
_____________________________________________________________________________________________________________________________
B.  LIABILITIES

 5.  Fiduciary Accounts
                                                                                             --------------------------------
     (a) Court Trusts.....................................................................                               0      5(a)
                                                                                             --------------------------------
     (b) Personal Trusts..................................................................                               0      5(b)
                                                                                             --------------------------------
     (c) Employee Benefit Trusts..........................................................                               0      5(c)
                                                                                             --------------------------------
     (d) Collective Investment Funds (Total Market Value).................................                               0      5(d)
                                                                                             --------------------------------
 6.  SUBTOTAL (ITEMS (a) THROUGH (e)).....................................................                               0      6
                                                                                             --------------------------------

                                                                                             --------------------------------
 7.  Local Agency Security Accounts.......................................................                               0      7
                                                                                             --------------------------------
 8.  Corporate Accounts...................................................................                          156796      8
                                                                                             --------------------------------
 9.  Agency, Safekeeping, Custodian, and Escrow Accounts..................................                          562379      9
                                                                                             --------------------------------
10.  TOTAL LIABILITIES.....................................................................                         719355     10
                                                                                             --------------------------------
_______________________________________________________________________________________________________________________
C.   TRUST BUSINESS FOR WHICH SECURITIES ARE ON DEPOSIT WITH THE STATE TREASURER
                                                           Court Trusts                       Private Trusts
                                                          --------------------------------   --------------------------------
11.  Trust Business......................................                                                                      11
                                                          --------------------------------   --------------------------------
12.  Less Real Estate....................................                                                                      12
                                                          --------------------------------   --------------------------------
13.  Trust Business on Which Security is Required........                              0                                 0     13
                                                          --------------------------------   --------------------------------
14.  Amount of Security Required by Sections 1540 and
        1541 of the Financial Code.......................                            100                               100     14
                                                          --------------------------------   --------------------------------
15.  Market Value of Securities on Deposit with the
        State Treasurer..................................                            125                               125     15
                                                          --------------------------------   --------------------------------
16.  Excess or Deficiency................................                             25                                25     16
                                                          --------------------------------   --------------------------------
_____________________________________________________________________________________________________________________________
D.  MISCELLANEOUS INFORMATION
                                                                                             --------------------------------
17.  Total Number of Discretionary Accounts...............................................                               0     17
                                                                                             --------------------------------
18.  Overdrafts...........................................................................                               0     18
                                                                                             --------------------------------
_____________________________________________________________________________________________________________________________
E.   CERTIFICATION
The undersigned
------------------------------------------------------------------------------------------------------------------------------
Name                                                  Title
------------------------------------------------------------------------------------------------------------------------------
                                                         and
------------------------------------------------------------------------------------------------------------------------------
Name                                                  Title
------------------------------------------------------------------------------------------------------------------------------
of the above named bank, each declares, for himself alone and not for the other:

I have personal knowledge of the matters contained in this report and I believe that each statement in said report is true.
Each of the undersigned, for himself alone and not for the other, certified under penalty of perjury that the foregoing is true and correct.
------------------------------------------------------------------------------------------------------------------------------
Executed on:                                          at:
                                                                          ,  California
------------------------------------------------------------------------------------------------------------------------------
Signature                                             Signature
  /s/ M. Valerie Douglas                              X
------------------------------------------------------------------------------------------------------------------------------
Form 203 (REV. 12/95)